UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2006

ODYSSEY HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-33267 (Commission File Number)	43-1723043 (I.R.S. Employer Identification Number)

717 North Harwood Street, Suite 1500 Dallas, Texas (Address of principal executive offices)	75201 (Zip Code)
Registrant’s telephone number, including area code: (214) 922-9711
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On July 26, 2006, Odyssey HealthCare, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that effective as of July 26, 2006 the Company appointed Robert A. Ortenzio, the Chief Executive Officer and a member of the board of directors of Select Medical Corporation, to its Board of Directors. Mr. Ortenzio has also been appointed to serve on the Nominating & Governance Committee of the Company’s Board of Directors. The appointment fills an existing vacancy on the Board of Directors.
Item 7.01 Regulation FD Disclosure.
     On July 26, 2006 the Board of Directors approved a waiver of the Corporate Code of Business Conduct and Ethics of the Company (the “Code of Conduct”) to permit the existence of the Company’s lease agreement and purchased services agreement (the “Agreements”) with a subsidiary of Select Medical Corporation for the purpose of developing an inpatient hospice facility. The total annual amount payable by the Company to Select Medical Corporation under the terms of the Agreements is approximately $250,000.
     Under the provisions of the Code of Conduct it is a conflict of interest for an employee, officer or director of the Company (an “Associate”) to own an interest in the business of a supplier unless the interest is represented by a publicly traded security and such Associate owns no more than 1% of any class of outstanding securities of the supplier. As a stockholder of Select Medical Corporation (whose equity securities are not publicly traded), Mr. Ortenzio’s appointment to the Board of Directors requires a waiver of the Code of Conduct as to the Agreements with Select Medical Corporation. The waiver of this provision of the Code of Conduct was approved in light of the fact that Mr. Ortenzio did not participate in the negotiation of the Agreements and derives no direct financial benefit from the Agreements and the Agreements are on market terms.
Limitation on Incorporation by Reference
     In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 7.01, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release, dated July 26, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY HEALTHCARE, INC.
Date: July 27, 2006	By:	/s/ Douglas B. Cannon
Douglas B. Cannon
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated July 26, 2006.